EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C SECTION 1350)

In connection with the Annual Report of ARX Gold Corp. (the “Company”), on Form 10-K/A for the year ending April 30, 2013, as filed with the Securities and Exchange Commission (the “Report”), I, Brian Smith, Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C Section 1350), that:

1.	The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 3, 2013	By: /s/ Brian Smith
Principal Executive Officer and Principal Accounting Officer